UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☒    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On March 14, 2018, KBS Strategic Opportunity REIT, Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) held its annual meeting of stockholders at the offices of KBS, 800 Newport Center Drive, First Floor, Suite 140 Conference Center, Newport Beach, California. At the annual meeting, the Company’s stockholders voted in person or by proxy on the following proposals:

(1)	To elect five directors to hold office for one-year terms expiring in 2018.

(2)	To ratify the appointment of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm for the year ending December 31, 2017.

(3)	To remove Section 5.11 from our charter. This proposal will not take effect unless Proposal 4 below is also approved.

(4)
To approve the acceleration of the payment of incentive compensation to KBS Capital Advisors LLC, our external advisor, in the form of restricted stock units. This proposal will not take effect unless Proposal 3 above is also approved.

(5)
To permit the chairman of the annual meeting to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

Proposal No. 1. All of the director nominees were elected. The number of votes cast for and votes withheld from each of the director nominees and the number of broker non-votes were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Keith D. Hall	28,975,642	1,399,840	7,419,274
Peter McMillan III	28,962,093	1,413,389	7,419,274
William M. Petak	29,017,930	1,357,552	7,419,274
Eric J. Smith	29,034,829	1,340,653	7,419,274
Kenneth G. Yee	29,019,027	1,356,455	7,419,274
The voting was closed on Proposal No. 1.
Proposal No. 2. The appointment of E&Y was ratified. The results of the vote on the ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the year ending December 31, 2017 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of E&Y Appointment	36,774,944	527,974	491,838	—
The voting was closed on Proposal No. 2.
Proposal No. 3. This proposal to amend the Company’s charter requires the affirmative vote of the holders of at least a majority of the Company’s outstanding shares of common stock entitled to vote thereon in order to pass. Sufficient votes to pass this proposal had not been received at the time of the annual meeting. In accordance with the approval of Proposal 5, the Company’s board of directors adjourned the annual meeting with respect to Proposal No. 3 in order to solicit additional proxies until April 4, 2018, at 9:00 a.m. Pacific daylight time at the Company's principal executive offices, 800 Newport Center Drive, Seventh Floor, Suite 700, Newport Beach, California.
Proposal No. 4. This proposal to approve the acceleration of the payment of incentive compensation to KBS Capital Advisors LLC, our external advisor, in the form of restricted stock units, requires the affirmative vote of the holders of at least a majority of the Company’s outstanding shares of common stock entitled to vote thereon in order to pass. Sufficient votes to pass this proposal had not been received at the time of the annual meeting. In accordance with the approval of Proposal 5, the Company’s board of directors adjourned the annual meeting with respect to Proposal No. 4 in order to solicit additional proxies until April 4, 2018, at 9:00 a.m. Pacific daylight time at the Company's principal executive offices, 800 Newport Center Drive, Seventh Floor, Suite 700, Newport Beach, California.

Proposal No. 5. The proposal to permit the chairman of the annual meeting to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals was passed. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Permission to Adjourn Meeting	33,704,458	3,052,952	1,037,346	—
The voting was closed on Proposal No. 5.
ITEM 8.01 OTHER EVENTS
Suspension of Share Redemption Program
In anticipation of a future self-tender offer in order to make liquidity available to stockholders in excess of that permitted under its share redemption program (the “SRP”), on March 14, 2018, the Company’s board of directors approved a temporary suspension of the SRP starting with the March 2018 redemption period, including any unsatisfied requests from prior redemption periods and the Company expects the SRP to resume shortly after the completion of the tender offer. All redemption requests currently outstanding under the SRP will be cancelled and no redemption requests under the SRP will be accepted until further notice.
Important Information
This filing is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials that the Company intends to distribute to its stockholders and file with the Securities and Exchange Commission (“SEC”). The full details of the tender offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and other related materials, which the Company will distribute to stockholders and file with the SEC upon commencement of the tender offer. Stockholders are urged to read the offer to purchase, the letter of transmittal and other related materials when they become available because they will contain important information, including the terms and conditions of the tender offer. Stockholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials that the Company files with the SEC at the SEC’s website at www.sec.gov or by calling the information agent for the contemplated tender offer, who will be identified in the materials filed with the SEC at the commencement of the tender offer. In addition, stockholders may obtain free copies of the Company’s filings with the SEC from the Company’s website at www.kbsstrategicopportunityreit.com.
Cautionary Note Regarding Forward-Looking Statements
The foregoing includes forward-looking statements. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. These statements are subject to the risk that the tender offer does not occur, that the tender offer is oversubscribed, and that strategic alternatives to provide additional liquidity do not occur in the near future. The forward-looking statements also depend on factors such as: our business strategy; our ability to obtain future financing arrangements; our ability to make future distributions; our understanding of our competition; market trends; and projected capital expenditures. A number of other important factors could cause actual results to differ materially from the forward-looking statements contained in this document, including factors described in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and in subsequent Quarterly Reports on Form 10-Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: March 14, 2018	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary